UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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ESS TECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 5, 2004

To the Shareholders of ESS Technology, Inc.:

      Notice is hereby given that the 2004 Annual Meeting of Shareholders (the “Annual Meeting”) of ESS Technology, Inc. (the “Company”) will be held on Friday, November 5, 2004 at 3:00 p.m., local time at The Fremont Marriott, located at 46100 Landing Parkway, Fremont, CA 94538, for the following purposes:

1.	To elect directors of the Company, each to serve until the next annual meeting of shareholders, until his or her successor has been elected and qualified, or until his or her earlier resignation or removal;

2.	To approve the amendment and restatement of the 1995 Directors Stock Option Plan to extend the termination date of such plan from 2005 to 2015 and to increase the number of shares of the Company’s common stock authorized for issuance to non-employee directors under such plan by 400,000;

3.	To approve the material terms of the 2004 Management Incentive Plan under Section 162(m) of the Internal Revenue Code;

4.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company for the fiscal year ending December 31, 2004; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      The Board of Directors has fixed the close of business on October 1, 2004 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

      We cordially invite you to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting and the presence of a quorum at the Annual Meeting, please vote as soon as possible, even if you plan to attend the Annual Meeting. Most shareholders have three options for submitting their vote: (1) via the Internet, (2) by phone, or (3) by mail, using the paper proxy card. If you vote and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

      At the Annual Meeting, we will also report on our business results and other matters of interest to the shareholders.

By Order of the Board of Directors

JAMES B. BOYD
Chief Financial Officer, Senior Vice President
and Assistant Secretary

Fremont, California
October 12, 2004

IMPORTANT

Whether or not you plan to attend the Annual Meeting, please vote as promptly as possible. If a quorum is not reached, the Company will have the added expense of re-issuing these proxy materials. If you attend the Annual Meeting and so desire, you may withdraw your proxy and vote in person.

Thank you for acting promptly.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 5, 2004
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 5, 2004
PROPOSAL NO. 1
PROPOSAL NO. 2
PROPOSAL NO. 3
PROPOSAL NO. 4
COMMON OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
PERFORMANCE GRAPH
INCORPORATION BY REFERENCE
CERTAIN BUSINESS RELATIONSHIPS
TRANSACTIONS WITH MANAGEMENT AND OTHERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
OTHER BUSINESS
IMPORTANT
Appendix A
CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Appendix B
1995 DIRECTORS STOCK OPTION PLAN
Appendix C
2004 MANAGEMENT INCENTIVE PLAN

ESS TECHNOLOGY, INC.

48401 Fremont Blvd.
Fremont, CA 94538
(510) 492-1088

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 5, 2004

General

      This Proxy Statement is furnished in connection with the solicitation on behalf of the board of directors (the “Board of Directors” or the “Board”) of ESS Technology, Inc., a California corporation (the “Company,” “ESS,” “we,” “us” or “our”), of proxies in the enclosed form for use in voting at the 2004 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Friday, November 5, 2004 at 3:00 p.m., local time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at The Fremont Marriott, located at 46100 Landing Parkway, Fremont, CA 94538. The telephone number at that location is (510) 413-3700.

      We have summarized below important information with respect to the Annual Meeting.

Record Date; Voting Securities

      The Board of Directors has fixed the close of business on October 1, 2004 as the record date for the Annual Meeting (the “Record Date”). Only shareholders of record on that date are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had approximately 39,567,848 shares of common stock issued and outstanding (collectively, the “Shares”) and approximately 199 shareholders of record.

Solicitation

      The proxy solicitation materials, which consist of this Proxy Statement, the proxy card and the Annual Report to Shareholders for the fiscal year ended December 31, 2003, were mailed on or about October 13, 2004 to all shareholders of record on the Record Date.

      The costs of soliciting these proxies will be borne by the Company. These costs will include the expenses of preparing and mailing proxy materials for the Annual Meeting and reimbursement paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company’s common stock. The Company has retained Mellon Investor Services LLC as its proxy solicitor for a fee of $11,500 plus out-of-pocket costs and expenses. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation of proxies.

Voting Procedures

      You may vote via the Internet or by telephone. If you hold your Shares in street name, you may submit your proxy from any location in the world via the Internet by following the instructions on the voting instruction form. If you hold your Shares in street name and you live in the United States or Canada, you may submit your proxy by telephone by following the instructions on the voting instruction form. Holding Shares in “street name” means your Shares are held in an account by your stockbroker, bank, or other nominee, and the stock certificates and record ownership are not in your name.

      You may vote by mail. To vote by mail, please sign your proxy card and return it in the enclosed, postage-prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your Shares will be voted in accordance with your instruction. If you received more than one proxy card, it means that you hold Shares in more than one account. Please sign and return all proxy cards to ensure that all your Shares are voted.

      You may vote in person at the Annual Meeting. We will pass out written ballots to anyone who wants to vote at the Annual Meeting. If your Shares are held in street name and you wish to attend and vote at the Annual Meeting, you must notify your stockbroker, bank or other nominee and obtain the proper documentation to vote your Shares at the Annual Meeting.

Revocability of Proxies

      You may revoke your proxy at any time prior to the start of the Annual Meeting by (1) submitting a later-dated vote, in person at the Annual Meeting, via the Internet, by telephone or by mail (See “Voting Procedures”), or (2) delivering instructions to the Assistant Secretary of the Company. The mere presence at the Annual Meeting of the shareholder who has appointed a proxy will not revoke the prior appointment. If not revoked, a proxy properly marked, dated, signed and received will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy card by the shareholders.

Voting and Quorum

      Each Share is entitled to one vote on all matters. With respect to the election of directors, the six directors receiving the highest number of votes of the Shares of common stock present in person or represented by proxy at the Annual Meeting and voting on the election of directors will be elected. Votes against a director nominee and votes withheld shall have no legal effect. Except with respect to the election of directors and except in certain other specific circumstances, the affirmative vote of a majority of the Shares represented and voting at a duly held meeting at which a quorum is present is required under California law for approval of proposals presented to shareholders. In addition, the Shares voting affirmatively on any matter must also constitute at least a majority of the required quorum. In general, California law also provides that a quorum consists of a majority of the Shares entitled to vote, represented either in person or by proxy. The affirmative vote of a majority of the Shares present and entitled to vote will be required to approve the amendment and restatement of the 1995 Directors Stock Option Plan, to approve the material terms of the 2004 Management Incentive Plan under Section 162(m) of the Internal Revenue Code, and to ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors.

      The Inspector of Elections will tabulate the votes cast by proxy or in person at the Annual Meeting. The Inspector of Elections will also determine whether or not a quorum is present. The Inspector of Elections will treat abstentions on any matter as present and entitled to vote for purposes of determining the presence or absence of a quorum, and as voting on the proposal in determining the total number of votes cast with respect to a proposal submitted to shareholders for a vote. Accordingly, abstentions will have the same effect as a vote against the proposal. If a broker indicates on an enclosed proxy or its substitute that it does not have discretionary authority to vote on a particular matter (“Broker Non-Votes”), the shares covered by such proxy will be counted as present and entitled to vote for purposes of determining the presence or absence of a quorum, but will not be considered as voting with respect to that particular matter. On any matter which requires the affirmative vote of a majority of the outstanding shares, abstentions and Broker Non-Votes have the same effect as a negative vote. While there is no definitive specific statutory or case law authority in California concerning the proper treatment of abstentions and Broker Non-Votes, we believe that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general statutory requirements in California concerning determination of a quorum and voting of shares.

      If not revoked and if no instructions are indicated on the proxy card with respect to one or more items, the proxy will be voted (1) “FOR” the election of directors in the manner described in the Proxy Statement, (2) “FOR” the approval of the amendment and restatement of the 1995 Directors Stock Option Plan to extend the termination date of such plan from 2005 to 2015 and to increase the number of shares of the Company’s common stock authorized for issuance to non-employee directors under such plan by 400,000, (3) “FOR” the approval of the material terms of the 2004 Management Incentive Plan under Section 162(m) of the Internal Revenue Code, and (4) “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company for the fiscal year ending December 31, 2004, as the case may be with respect to the item not marked.

      The Company announced in its 2003 proxy statement that if the shareholders who are interested in raising a proposal at the Company’s 2004 Annual Meeting do not notify the Company of a proposal on or before March 14, 2004, management may use its discretionary voting authority to vote on such proposal, even if the matter is not discussed in the proxy statement for the Annual Meeting. Since the Company was not notified of any proposal on or before March 14, 2004, management intends to use its discretionary voting authority to vote on any proposal that may be brought at the Annual Meeting and any adjournments or postponements thereof. Therefore, if not revoked, the proxy will be voted as the proxy holders deem advisable on any other matters that may come before the Annual Meeting.

      The Company will announce preliminary voting results at the Annual Meeting. Final voting results will be published in the Company’s Annual Report on Form 10-K for fiscal year 2004, filed with the Securities and Exchange Commission (the “SEC”).

Householding of Proxy Materials

      In an effort to conserve natural resources, as well as reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.” Under this practice, shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.

      If you share an address with another shareholder and received only one set of proxy materials and would like to request a separate copy of these materials, please send your request to: Investor Relations, ESS Technology, Inc., 48401 Fremont Blvd., Fremont, CA 94538, or visit our website at www.esstech.com. Similarly, you may also contact us if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

Electronic Delivery of Proxy Materials and Annual Report

      If you received your annual meeting materials by mail, we encourage you to conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your shareholder communications via e-mail. With electronic delivery, you will be notified via e-mail as soon as the annual report and the proxy statement are available on the Internet, and you can easily submit your shareholder votes online. Electronic delivery can also help reduce the number of bulky documents in your personal files and eliminate duplicate mailings. Please check the information provided in the proxy materials mailed to you by your stockbroker, bank, or other nominee regarding the availability of this service. Your electronic delivery enrollment will be effective until you cancel it.

      The Company will provide a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, as amended (the “10-K”), including financial statements and financial statement schedules (but not exhibits), without charge to each shareholder upon written request. The written request should be sent to: Investors Relations, ESS Technology, Inc., 48401 Fremont Blvd., Fremont, CA 94538. Exhibits to the 10-K may be obtained upon written request and payment of the Company’s reasonable expenses in furnishing such exhibits.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

      The Company’s Bylaws currently provide that the number of directors shall not be less than five or more than nine. The size of the Company’s Board of Directors is currently set at six members. The Board has nominated the six persons named below to serve as directors to hold office until the next annual meeting of shareholders, until their respective successors have been elected and qualified or until such directors’ earlier resignation or removal. The six nominees receiving the highest number of votes of the Shares present in person or represented by proxy at the Annual Meeting and voting on the election of directors will be elected. All of the nominees have served as directors of the Company since the last annual meeting of shareholders, except for Gary L. Fischer. Mr. Fischer was appointed to the Board on August 3, 2004 and will stand for election as a director for the first time at the Annual Meeting. Mr. Dominic Ng has decided not to stand for re-election for reasons unrelated to the Company’s business. If any nominee for any reason is unable to serve, or for good cause, will not serve as a director, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or, for good cause, will not serve as a director.

Nominees

      The names of the nominees, and certain information about them as of August 31, 2004, are set forth below:

			Director
Name of Nominee	Age	Principal Occupation	Since

Fred S.L. Chan	57	Chairman of the Board of Directors of the Company	1986

Robert L. Blair	56	President and Chief Executive Officer of the Company	1999

Gary L. Fischer(1)	53	President, Chief Operating Officer and Chief Financial Officer of Integrated Silicon Solution, Inc.	2004

David S. Lee(1)(2)(3)	67	Chairman of the Board for eOn Communications Corporation, Cortelco and Cidco Communications Corporation	2000

Peter T. Mok(1)(2)(3)	51	President and Chief Executive Officer of KLM Capital Management, Inc.	1993

Alfred J. Stein(1)	71	Director of Advanced Power Technology	2003

(1)	Member of the Audit Committee of the Board.

(2)	Member of the Compensation Committee of the Board.

(3)	Member of the Corporate Governance and Nominating Committee of the Board.

      Except as set forth below, each of the nominees has been engaged in the principal occupation set forth next to his name above during the past five years. There are no family relationships among any of the directors or executive officers of the Company.

      Fred S.L. Chan has been a director since January 1986 and has served as our Chairman of the Board since October 1992. Mr. Chan is also the Chairman of the Board for Vialta, Inc. (“Vialta”) and has served in that capacity since September 1999. Mr. Chan served as President and Chief Executive Officer of Vialta from September 1999 to August 2001. Mr. Chan served as our President from November 1985 until October 1996 and from February 1997 to September 1999. He served as our Chief Executive Officer from June 1994 until September 1999. Mr. Chan served as our Chief Financial Officer from October 1992 to May 1995. From 1984 to 1985, Mr. Chan was founder, President and Chief Executive Officer of AC Design, Inc., a VLSI chip design center that provides computer aided design (CAD), engineering and other design services. From 1982 to 1984, he was co-founder, President and Chief Executive Officer of CADCAM Technology, Inc., a company in the business of computer aided engineering (CAE) systems development. Mr. Chan holds B.S.E.E. and M.S.C. degrees from the University of Hawaii. Mr. Chan is the spouse of Annie M.H. Chan, a former director of the Company.

      Robert L. Blair has been our President and Chief Executive Officer since September 1999. Mr. Blair was elected as a director in 1999. Mr. Blair served as our Executive Vice President of Operations from April 1997 to September 1999. From December 1994 to March 1997, he was our Vice President of Operations. From

December 1991 to November 1994, he was Senior Vice President of Operations (Software Packaging & Printing Division) of Logistix Corporation, a software turnkey company, and from 1989 to November 1991, he was Vice President and co-owner of Rock Canyon Investments, a real estate development-planning firm in California. From 1986 to 1989, he held various positions at Xidex Corporation, a computer diskette manufacturer, including President and General Manager at XEMAG, a division of Xidex Corporation. From 1973 to 1986, he held several positions including Vice President, High Reliability Operations at Precision Monolithics, Inc.

      Gary L. Fischer has served as a director since August 2004. Mr. Fischer has served as the President and Chief Operating Officer of Integrated Silicon Solution, Inc. since April 2001, and as Chief Financial Officer since November 2002. He served as Executive Vice President and Chief Financial Officer of Integrated Silicon Solution, Inc. from April 1995 to March 2001, and as Vice President and Chief Financial Officer of Integrated Silicon Solution, Inc. from June 1993 to March 1995. From January 1989 to December 1992, Mr. Fischer was Chief Financial Officer of Synergy Semiconductor Corporation, a manufacturer of high performance SRAM and logic integrated circuits. From November 2001 to June 2003, he was a director of E-CMOS, a peripheral interface device company. Mr. Fischer holds an M.B.A. degree from the University of Santa Clara and a B.A. degree from the University of California, Santa Barbara.

      David S. Lee has served as a director since March 2000. Mr. Lee is currently the Chairman of the Board for eOn Communications Corporation, Cortelco and Cidco Communications Corporation. Prior to that, he served as President and Chairman of Data Technology Corporation, which he acquired and merged with Qume Corporation in 1988. From 1983 to 1985, he served as Vice President of ITT and as Group Executive and Chairman of its Business Information Systems Group. Mr. Lee held positions of Executive Vice President of ITT Qume from 1978 to 1981 and President from 1981 to 1983. Mr. Lee co-founded Qume Corporation in 1973 and served as Executive Vice President until it was bought by ITT Corporation in 1978. Mr. Lee currently serves on the Board of Directors for the following business related ventures: iBasis Inc., Linear Technology Corporation, Accela Inc., Daily Wellness Co. as well as numerous non-business related ventures. He was an advisor to both President Bush and President Clinton through the Advisory Committee on Trade Policy and Negotiation and additionally to Governor Pete Wilson through the California Economic Development Corporation. He currently is a member of the President’s Council on the 21st Century Workforce, appointed by President George W. Bush. Mr. Lee is also a Regent of the University of California.

      Peter T. Mok has served as a director since May 1993. Mr. Mok is currently the President and Chief Executive Officer of KLM Capital Management, Inc., a venture capital management company, and has served in that capacity since July 1996. From July 1994 to July 1996, Mr. Mok was Senior Manager, Investment Banking, of DBS Ltd. From June 1992 to July 1994, he was Senior Vice President, Manager and a director of Transpac Capital, Inc., a venture capital management company that is a wholly owned subsidiary of Transpac. Mr. Mok holds a B.S. degree in Business Administration from San Jose State University. Mr. Mok also serves on the boards of several private companies.

      Alfred J. Stein has served as a director since April 2003. Mr. Stein is an independent consultant to technology companies and has spent more than 45 years in the semiconductor industry. From 1982 until 1999 Mr. Stein served as Chairman of the Board and Chief Executive Officer of VLSI Technology, Inc., which was acquired by Philips Electronics in 1999. Previously, Mr. Stein served as Chief Executive Officer of Arrow Electronics, Vice President and Assistant General Manager of Motorola’s Semiconductor Sector, and Vice President and General Manager for the Electronics Devices Division of Texas Instruments. Currently, Mr. Stein serves on the boards of Advanced Power Technology, Electronics Boutique and several private start-up companies. Mr. Stein holds a B.S. degree in physics from St. Mary’s University of Texas and an M.S. degree in mathematics from Southern Methodist University.

Corporate Governance

Governance Principles

      All of ESS’ corporate governance materials, including the committee charters and the Code of Ethics, are published on the governance section of ESS’ website at www.esstech.com. The Board regularly reviews corporate governance developments and modifies these principles, charters and practices as warranted. Any modifications are reflected on our website.

Director Independence

      It is the Board’s objective that at least a majority of the Board should consist of independent directors. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with ESS that would impair his or her independence. The Board has established guidelines to assist it in determining director independence, which conform to the independence requirements in the Nasdaq rules. The Board will consider all relevant facts and circumstances in making an independence determination. The Board has determined that the following directors satisfy the Nasdaq’s independence requirements: Gary Fischer, David Lee, Peter Mok and Alfred Stein.

      The Board currently has a standing Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee. All members of the Audit, Compensation and Corporate Governance and Nominating Committees must be independent directors. Members of the Audit Committee must also satisfy an additional SEC independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from ESS or any of its subsidiaries other than their directors’ compensation. The Board has affirmatively determined that all members of the Audit, Compensation and Corporate Governance and Nominating Committees satisfy the relevant Nasdaq and SEC independence requirements.

Code of Ethics

      The Company has adopted a Code of Ethics that applies to all of its employees including its principal executive officer, principal financial and accounting officer, controller and certain other senior financial management. If any substantive amendments are made to the Code of Ethics or any waiver is granted, including any implicit waiver, from a provision of the Code of Ethics to the Company’s Chief Executive Officer, Chief Financial Officer or Controller, the Company will disclose the nature of such amendment or waiver on its website or in a report on Form 8-K.

Shareholder Communications

      Our Board of Directors welcomes communications from our shareholders. Shareholders may send communications to the Board of Directors, or to any director in particular, c/o James B. Boyd, Assistant Secretary, ESS Technology, Inc., 48401 Fremont Blvd., Fremont, CA 94538. Any correspondence addressed to the Board of Directors or to any one of our directors in care of the Assistant Secretary is forwarded to the addressee without review. The independent directors of the Board review and approve the shareholder communication process periodically to ensure effective communication with shareholders.

Director Attendance at Annual Meetings

      Our policy is to encourage the members of our Board of Directors to attend our annual meetings. Three members of our Board of Directors attended the 2003 Annual Meeting of Shareholders.

Executive Sessions

      Starting in 2004, independent directors will meet in at least two regularly scheduled executive sessions each year. The sessions are scheduled and chaired by the Chairman of the Corporate Governance and Nominating Committee. Any independent director may request that an additional executive session be scheduled.

Board Meetings

      The Board held seven meetings in 2003, including telephone conference meetings, and each of the directors attended 75% or more of the aggregate number of meetings of the Board of Directors and the meetings of the committees of the Board on which he served during 2003.

Board Committees

      Each of the Board’s Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee operates under a written charter approved by the Board. A copy of each charter is available on the Company’s website at www.esstech.com. Additionally, the amended and restated charter for the Audit Committee is attached as Appendix A to this Proxy Statement.

      During 2003, the Audit Committee of the Board consisted of four independent, non-employee directors: David Lee, Peter Mok, Alfred Stein and Dominic Ng. On August 3, 2004, Mr. Gary Fischer became a member of the Audit Committee. Mr. Ng, the Chairman of the Audit Committee, was also an audit committee financial expert as defined by SEC rules. The Audit Committee held six meetings in 2003. The Audit Committee has determined that the provision of non-audit services by the independent auditors in 2003 is compatible with maintaining the independent auditors’ independence. The Audit Committee’s responsibilities are to:

•	appoint, compensate, oversee, evaluate and replace, if necessary, the independent auditors;

•	review and approve the scope of the annual internal and external audit;

•	review and pre-approve the engagement of the Company’s independent auditors to perform audit and non-audit services and the related fees;

•	meet independently with the Company’s internal auditing staff, independent auditors and senior management;

•	review disclosures from the Company’s independent auditors regarding Independence Standards Board Standard No. 1;

•	review the integrity of the Company’s financial reporting process;

•	review the Company’s financial statements and SEC filings and disclosures;

•	monitor compliance with the Company’s Code of Ethics; and

•	establish procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company’s accounting, internal controls and auditing matters.

      The Compensation Committee of the Board consisted of two independent, non-employee directors, David Lee and Peter Mok. The Compensation Committee held four meetings in 2003. The Compensation Committee reviews and approves compensation and benefits for the Company’s key executive officers based on their performance, administers the Company’s stock purchase and equity incentive plans and makes recommendations to the Board of Directors regarding such matters.

      The Corporate Governance and Nominating Committee of the Board consisted of two independent, non-employee directors, David Lee and Peter Mok. The Corporate Governance and Nominating Committee held one meeting in 2003. The Corporate Governance and Nominating Committee makes recommendations to the Board regarding the size and composition of the Board, the compensation of new and existing directors and the size and composition of the various Board committees and other corporate governance matters. The Corporate Governance and Nominating Committee will consider nominees proposed by shareholders. Any shareholder who wishes to recommend a prospective nominee for the Board of Directors for the Corporate Governance and Nominating Committee’s consideration may do so by giving the candidate’s name and qualifications in writing to the Assistant Secretary of the Company. See “Deadline for Receipt of Shareholder Proposals” for further discussion of the requirements for submitting a shareholder proposal.

      In selecting candidates for the Board, the Corporate Governance and Nominating Committee strives for a variety of experience and background that adds depth and breadth to the overall character of the Board. Every effort is made to complement and supplement skills within the existing Board and strengthen any identified insufficiencies. In selecting the nominees, the Board evaluates prospective nominees against minimum standards and qualifications such as business experience, independence, character and acumen of candidates to collectively establish a number of areas of core competency of the Board, including business judgment, management, accounting and finance, industry and technology knowledge, knowledge of international markets and marketing. Further criteria include a candidate’s personal and professional ethics, integrity and values, as well as the willingness to devote sufficient time to attend meetings and participate effectively on the Board.

      In addition to considering candidates suggested by shareholders, the Corporate Governance and Nominating Committee considers potential candidates recommended by current directors, company officers, employees and others. The Corporate Governance and Nominating Committee screens all potential candidates in the same manner regardless of the source of the recommendation. The Corporate Governance and Nominating Committee’s review is typically based on written materials provided with respect to the potential candidate. The Corporate Governance and Nominating Committee determines whether the candidate meets the Company’s minimum qualifications and specific qualities and skills for directors and whether requesting additional information or an interview is appropriate.

Compensation of Directors

      The directors are reimbursed for their reasonable expenses in attending meetings of the Board of Directors and, except non-employee directors, do not receive cash compensation for their services. From April 26, 2003 through April 24, 2004, the non-employee directors received the quarterly retainer and meeting fees indicated below.

Quarterly Retainer	$5,000
Meeting Fee*	$2,000
Additional Quarterly Committee Retainer:
Audit Committee Chair	$4,000
Audit Committee Member	$2,000
Other Committee Chair	$500

*	$1,000 for each meeting attended via conference call.

      Effective April 24, 2004, non-employee directors began receiving the quarterly retainer and meeting fees indicated below. The directors are also reimbursed for their reasonable expenses in attending meetings of the Board of Directors.

Quarterly Retainer	$5,000
Scheduled Meeting Fee*	$2,000
Special Meeting Fee**	$500
Additional Quarterly Committee Retainer:
Audit Committee Chair	$4,000
Audit Committee Member	$2,000
Other Committee Chair	$1,000
Other Committee Member	$500

*	$1,000 for each scheduled meeting attended via conference call.

**	For each special meeting, attended in person or via conference call, where board actions are required.

      Non-employee directors of the Company are automatically granted options to purchase shares of the Company’s common stock pursuant to the terms of the Company’s 1995 Directors Stock Option Plan (the

“Directors Plan”). Each non-employee director upon becoming a member of the Board is granted an option to purchase 40,000 shares of common stock under the Directors Plan (the “Initial Grant”). Thereafter, on the date of the annual meeting of shareholders each year, each non-employee director who will continue as a director is automatically granted an additional option to purchase 10,000 shares of common stock under the Directors Plan (the “Subsequent Grant”), provided the director has then served for six (6) months. Options granted under the Directors Plan have an exercise price equal to the fair market value of the Company’s common stock on the date of grant with a term of no more than ten years. The fair market value of the common stock is determined based on the closing sales price on the Nasdaq National Market on the date of grant. Initial Grants become exercisable with respect to 25% of the shares on the first anniversary of the date of grant and with respect to 1/48th of the shares on the same date of each succeeding month. Subsequent Grants vest and become exercisable with respect to 1/48th of the shares on the same date as the date of grant each month following the grant.

      On the date of each annual meeting of shareholders, each member of the Audit Committee (including the Chairman) is granted an additional option to purchase 5,000 shares of common stock, vesting ratably over 12 months so long as he or she continuously serves as a member of the Audit Committee. In addition, the Chairman of the Audit Committee is granted an additional option to purchase 5,000 shares of common stock, vesting ratably over 12 months so long as he or she continuously serves as a member of the Audit Committee. When a director joins the Audit Committee between annual meetings of shareholders, he or she will receive a pro rated Audit Committee grant based on the number of months he or she serves the committee prior to receiving his or her first annual grant. These options have an exercise price equal to the fair market value of the Company’s common stock on the date of grant with a term of ten years. The fair market value of the common stock is determined based on the closing sales price on the Nasdaq National Market on the date of grant.

REQUIRED VOTE

      If a quorum is present, the six nominees receiving the highest number of affirmative votes of Shares present and voting at the Annual Meeting in person or by proxy and voting on the election of directors shall be elected as directors.

RECOMMENDATION OF THE BOARD

      THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINATED DIRECTORS.

PROPOSAL NO. 2

AMENDMENT AND RESTATEMENT OF THE

1995 DIRECTORS STOCK OPTION PLAN

      At the Annual Meeting, the Company’s shareholders are being asked to approve the amendment and restatement of the 1995 Directors Stock Option Plan (the “Directors Plan”). The amendment and restatement extends the termination date of the Directors Plan from July 31, 2005 to July 31, 2015 and increases the number of shares of common stock authorized for issuance under the Directors Plan by 400,000 shares of common stock. The purpose of the amendment and restatement is to enable the Company to continue the Directors Plan through July 31, 2015 and to ensure that there are a sufficient number of shares available under the Directors Plan so that the Company will be able to attract and retain qualified, non-employee directors.

      The following is a summary of the principal features of the Directors Plan, as amended. The summary, however, does not purport to be a complete description of all the provisions of the Directors Plan. A copy of the Directors Plan is attached to this Proxy Statement as Appendix B.

General

      The Directors Plan was adopted by the Board in August 1995 and subsequently approved by the Company’s shareholders. On July 24, 2004, the Board approved, subject to the approval of the Company’s shareholders, the amendment and restatement of the Directors Plan to increase the number of shares of common stock available for issuance under the Directors Plan from 600,000 shares of common stock to 1,000,000 shares of common stock and to extend the termination date of the Directors Plan from July 31, 2005 to July 31, 2015. As of August 31, 2004, 25,000 shares had been issued upon exercise of options granted under the Directors Plan, options to purchase 208,750 shares were outstanding under the Directors Plan and 366,250 shares remained available for future grant under the Directors Plan (766,250 shares under the Directors Plan, as amended).

      The Directors Plan provides for the grant of nonstatutory stock options to non-employee directors of the Company. It is designed to work automatically and not to require administration; however, to the extent administration is necessary, it will be provided by the Board.

      The Directors Plan is not a qualified, deferred compensation plan under Section 401(a) of the of the Internal Revenue Code (the “Code”), and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Purpose

      The purpose of the Directors Plan is to provide an incentive for non-employee directors to continue to serve the Company as directors and to assist the Company in recruiting highly qualified individuals when vacancies occur on the Board.

Grant and Exercise of Option

      The Directors Plan provides that each person who becomes a non-employee director after the effective date of the Directors Plan shall automatically be granted a nonstatutory stock option to purchase 40,000 shares of common stock (an “Initial Grant”) on the date on which such person first becomes a non-employee director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy. Also, on the date of each annual meeting, any non-employee director who has continuously served as a non-employee director for at least six months and who shall continue as a non-employee director after the annual meeting shall automatically be granted a nonstatutory stock option to purchase 10,000 shares of common stock (a “Subsequent Grant”).

      No option granted under the Directors Plan is transferable by the optionee other than by will or the laws of descent or distribution and each option is exercisable, during the lifetime of the optionee, only by such optionee.

      25% of the shares subject to each Initial Grant shall vest and become exercisable on the first anniversary of the date of grant and 1/48 of the shares subject to the Initial Grant shall vest and become exercisable on each monthly anniversary thereafter, provided the optionee remains a director of the Company continuously through such dates. 1/48 of the shares subject to each Subsequent Grant shall vest and become exercisable on each monthly anniversary of the date of grant, provided the optionee remains a director of the Company continuously through such dates. Options remain exercisable for up to seven months following the optionee’s termination of service as a director of the Company, unless such termination is a result of death or permanent and total disability, in which case the options remain exercisable for up to 12 months, to the extent the option was exercisable on the date of such termination. In no event may an option be exercised by any person after the expiration of its term.

Exercise Price and Term of Options

      The exercise price of all options granted under the Directors Plan shall be equal to the fair market value of a share of the Company’s common stock on the date of grant of the option, which is defined to be the closing sale price of the Company’s common stock on the Nasdaq National Market on the date of grant. Options granted under the Directors Plan have a term of ten years.

Plan Benefits

      As discussed above, under the Directors Plan each non-employee director will receive an option to purchase 40,000 shares of common stock upon the commencement of his or her service as a non-employee director and, subject to the limitations described above, an option to purchase 10,000 shares at the time of each annual meeting of the Company. As of August 31, 2004, there were four non-employee directors eligible to participate in the Directors Plan. Employees of the Company, including executive officers, employee directors of the Company and any other employees, are not eligible to receive options under the Directors Plan. The following table sets forth information on the options to be granted to the Named Executive Officers, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees (including all current officers who are not executive officers) as a group under the Directors Plan in fiscal year 2004.

Number of Shares Subject
to Options to be Granted
under the Directors Plan
Name and Title	in Fiscal Year 2004 (#)	Dollar Value ($)

Fred S.L. Chan	—	—
Chairman of the Board of Directors

Robert L. Blair	—	—
President and CEO

Patrick Ang	—	—
COO and Executive Vice President

James B. Boyd	—	—
CFO, Senior Vice President and Assistant Secretary

All directors who are not executive officers (4 persons)(1)	70,000	—

All employees (including all current officers who are not executive officers) as a group (511 persons)	—	—

(1)	Pursuant to the Directors Plan’s automatic, non-discretionary formula, each non-employee director who continues as a non-employee director after the Annual Meeting will receive an option for 10,000 shares at the time of the Annual Meeting. On August 3, 2004, Mr. Gary Fischer received an Initial Grant of 40,000 shares as a new member of the Board.

Corporate Transactions

      In the event of the dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, the merger or consolidation of the Company with or into another corporation in which the Company is not the surviving corporation, or certain other corporate transactions, the vesting of all outstanding options under the Directors Plan shall accelerate and the options will become exercisable in full. Each non-employee director shall have a reasonable time within which to exercise the option prior to the effectiveness of such transaction, at the end of which time the option shall terminate.

Share Reserve

      1,000,000 shares of common stock have been reserved for issuance under the Directors Plan. Unpurchased shares subject to outstanding options that terminate for any reason prior to exercise shall be available for future grant under the Directors Plan.

Adjustments Upon Changes in Capitalization

      In the event any change, such as a stock split, reverse stock split, stock dividend, combination or reclassification, is made in the Company’s capitalization that results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price of each outstanding option, the number of shares subject to each option, and the number of shares available under the Directors Plan.

Amendment and Termination

      The Board may at any time amend or terminate the Directors Plan, except that such termination cannot adversely affect outstanding options without the agreement of any optionee so affected. Notwithstanding the foregoing, the provisions regarding the grant of options under the Directors Plan may be amended only once in any six-month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. If not terminated earlier, the Directors Plan will expire on July 31, 2015.

U.S. Federal Income Tax Information

      The following is a brief summary of the U.S. federal income tax consequences of transactions under the Directors Plan based on the federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular optionee based on his or her specific circumstances. This summary addresses only current U.S. federal income tax law and expressly does not discuss the income tax laws of any state, municipality, non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law. The Company advises all eligible directors to consult their own tax advisors concerning the tax implications of option grants and exercises and the disposition of stock acquired upon such exercises under the Directors Plan.

      Options granted under the Directors Plan are nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the fair market value of the shares on the exercise date over the exercise price. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares as of the date of exercise of the option will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year from the date of exercise. The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory stock option.

REQUIRED VOTE

      The approval of the amendment and restatement of the Directors Plan and the reservation of 400,000 additional shares of common stock for issuance thereunder requires the affirmative vote of the holders of a majority of the Shares present and voting at the Annual Meeting in person or by proxy and constituting a majority of the required quorum.

RECOMMENDATION OF THE BOARD

      THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT AND RESTATEMENT OF THE DIRECTORS PLAN AND THE RESERVATION OF 400,000 ADDITIONAL SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

PROPOSAL NO. 3

APPROVAL OF THE MATERIAL TERMS OF THE 2004 MANAGEMENT INCENTIVE PLAN

UNDER SECTION 162(M) OF THE INTERNAL REVENUE CODE

      On March 30, 2004, the Compensation Committee of the Board adopted the Company’s 2004 Management Incentive Plan (the “2004 Plan”). At the Annual Meeting, shareholders are being asked to approve the material terms of the 2004 Plan to allow the Company to pay qualified “performance-based” compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder. The material terms of the 2004 Plan that require shareholder approval are: the employees eligible to participate in the 2004 Plan, the objective performance goals described below and the individual per performance period bonus limit of $2 million. If these material terms are not approved by the Company’s shareholders, bonus payments to “covered employees,” as that term is defined in Section 162(m) (“Covered Employees”), may not be made under the 2004 Plan and any bonus payments made to such persons will not be covered under a plan qualified under Section 162(m) and therefore may not be tax deductible to the Company. The Board believes that the 2004 Plan benefits shareholders by linking a portion of each participant’s compensation to specific objective performance goals and by ensuring that amounts paid pursuant to the 2004 Plan are eligible for a U.S. federal income tax deduction.

Background

      Under Section 162(m), the federal income tax deductibility of compensation paid to the Company’s Chief Executive Officer and to each of its next four most highly compensated executive officers may be limited to the extent that it exceeds $1 million in any one year. However, the Company can deduct compensation in excess of that amount if it qualifies as “performance-based compensation” under Section 162(m). The 2004 Plan is intended to permit the Company to pay incentive compensation which qualifies as performance-based compensation, thereby permitting the Company to receive a federal income tax deduction for the payment of such incentive compensation.

Description of the 2004 Plan

      The following paragraphs provide a summary of the principal features of the 2004 Plan and its operation. The following summary is qualified in its entirety by reference to the 2004 Plan document. A copy of the 2004 Plan is attached to this Proxy Statement as Appendix C.

Purpose of the 2004 Plan

      The purpose of the 2004 Plan is to (i) motivate and reward employees for outstanding performance and (ii) allow the Company to vary its compensation expense based on the Company’s financial performance. In accordance with the Company’s policy that cash compensation should vary with Company performance, a substantial part of each Covered Employee’s total cash compensation has been tied to performance of the Company by way of performance-based bonuses under the 2004 Plan.

Administration of the 2004 Plan

      The 2004 Plan is currently administered by the Compensation Committee of the Board (the “Committee”). Subject to the terms of the 2004 Plan, the Committee has the sole discretion to determine the key employees who will be granted awards, and the amounts, terms and conditions of each award.

Eligibility to Receive Awards

      Eligibility for the 2004 Plan is determined in the discretion of the Committee. In selecting participants for the 2004 Plan, the Committee chooses key employees of the Company who are likely to have a significant impact on Company performance.

Awards and Performance Goals

      Under the 2004 Plan, the Committee establishes (1) the specific performance goals which must be achieved in order for the participant to actually be paid an award and (2) a formula or table for calculating a participant’s award, depending upon how actual performance compares to the pre-established performance goals. A participant’s award will increase or decrease as actual performance increases or decreases; provided, however, a participant may not receive an award greater than the maximum pre-established amount. The Committee only has discretion to decrease the award amount. Performance periods may last as long as three years. The Committee may establish multiple or overlapping performance periods.

      The Committee may set performance periods and performance goals which differ from participant to participant. For example, the Committee may choose performance goals based on either company-wide or business unit results, as deemed appropriate in light of the participant’s specific responsibilities. For purposes of qualifying awards as performance-based compensation under Section 162(m), the Committee will specify performance goals from the following list: (i) earnings as a percentage of revenue or gross margins; (ii) earnings before interest and taxes; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings per share; (v) net income; (vi) operating cash flow; (vii) return on assets; (viii) return on equity; (ix) return on sales; (x) revenue; (xi) shareholder return; (xii) market share; (xiii) expense management; (xiv) strategic plan management, development or implementation; (xv) new product introductions; (xvi) new orders; (xvii) inventory control; (xviii) customer satisfaction indicators; (xix) stock price; and/or (xx) design wins, each with respect to the Company and/or any operating unit(s) of the Company, as determined by the Committee in its sole discretion.

Determination of Actual Awards

      After the end of each performance period, the Committee will determine the extent to which the performance goals applicable to each participant were achieved or exceeded. The actual award (if any) for each participant will be determined by applying the formula to the level of actual performance which was achieved. However, the maximum bonus payable to each participant under the 2004 Plan for any performance period is $2 million, even if the formula established by the Committee otherwise indicates a larger bonus amount. Also, the Committee has retained discretion to eliminate or reduce the actual award payable to any participant below that which otherwise would be payable under the applicable formula. Awards under the 2004 Plan generally will be payable in cash within a reasonable period after the performance period during which the award was earned. The Committee may permit the deferral of awards.

Awards under the 2004 Plan

      Awards under the 2004 Plan will be made at the discretion of the Committee and the amount of each award will depend on actual performance; provided, however, the Committee only has discretion to decrease the award amount and not increase the award amount. Accordingly, the amount of the awards that will be made under the 2004 Plan are not yet determinable.

Amendment and Termination of the 2004 Plan

      The Board or the Committee may amend or terminate the 2004 Plan at any time and for any reason.

REQUIRED VOTE

      Approval of the material terms of the 2004 Plan requires the affirmative vote of the holders of a majority of the Shares present and voting at the Annual Meeting in person or by proxy and constituting a majority of the required quorum. In the event that shareholder approval of the material terms of the 2004 Plan is not obtained, the Company may not make awards under the 2004 Plan to any Covered Employee.

RECOMMENDATION OF THE BOARD

      THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE MATERIAL TERMS OF THE 2004 MANAGEMENT INCENTIVE PLAN UNDER SECTION 162(M) OF THE INTERNAL REVENUE CODE.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as the Company’s independent auditors to perform the audit of the Company’s financial statements for fiscal year 2004 and recommends that the shareholders vote for ratification of such appointment. The approval of independent auditors by the shareholders is not required by law or by the Company’s Bylaws. Traditionally, the Company has submitted this matter to the shareholders for ratification and believes that it is good practice to continue to do so. If a majority of the votes cast on this matter are not cast in favor of the reappointment of PricewaterhouseCoopers LLP, the Audit Committee will reconsider its appointment. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

Fees Paid to PricewaterhouseCoopers LLP

      The following table lists the aggregate fees paid for professional services rendered by PricewaterhouseCoopers LLP for all “Audit Fees,” “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” for the last two fiscal years. Certain amounts for the fiscal year 2002 have been reclassified to conform to the 2003 presentation.

	Fiscal Year	Fiscal Year
	2003	2002

Audit Fees	$379,950	$400,000
Audit-Related fees	365,750	—
Tax Fees:
Tax compliance/preparation	783,265	535,620
Other tax services	78,200	325,000

Total Tax Fees	861,465	860,620
All Other Fees	2,220	—

Total	$1,609,385	$1,260,620

     Audit Fees

      The audit fees for the years ended December 31, 2003 and 2002, respectively, were for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years 2003 and 2002, and for reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the first three quarters of the fiscal years 2003 and 2002.

     Audit-Related Fees

      The audit-related fees for the years ended December 31, 2003 and 2002, respectively, were for services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include due diligence and accounting consultations in connection with mergers and acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

     Tax Fees

      The tax fees for the years ended December 31, 2003 and 2002, respectively, were for tax compliance/preparation and other tax services. Tax compliance/preparation consists of fees billed for assistance in the preparation of ESS’ international, U.S. federal, state and local tax returns, tax audits and appeals, and transfer pricing documentation. Other tax services consist of tax advice related to mergers and acquisitions and restructuring of foreign corporations.

     All Other Fees

      All other fees for the year ended December 31, 2003 were for subscription fees for the GAAP and GAAS rule related updates.

      The Audit Committee of the Board has considered whether the provision by PricewaterhouseCoopers LLP of the non-audit services listed above is compatible with maintaining PricewaterhouseCoopers LLP’s independence. The Audit Committee has determined that the provision of the non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Policy on Audit Committee Pre-Approval and Permissible Non-Audit Services of Independent Auditors

      The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditors consistent with applicable SEC rules. In general, the policy provides that (1) the pre-approval request must be detailed as to the particular services to be provided, (2) the Audit Committee must be informed about each service, and (3) the pre-approval may not result in a delegation of the Audit Committee’s responsibilities to the management of ESS. Pre-approval is generally provided for up to one year. The independent auditors are prohibited from performing SEC prohibited non-audit services, including any management functions. Under the policy, prior to the engagement of the independent auditors for the next year’s audit, management and the independent auditors jointly submit a breakdown of services expected to be rendered during that year for each of the four categories of services described above, as well as the anticipated fees for such services, to the Audit Committee for approval. Prior to engagement, the Audit Committee pre-approves these services and fees. The fees are budgeted and the Audit Committee receives periodic reports from management and the independent auditors on actual fees versus the budget by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditors for additional services not contemplated in the pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditors. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated is required to report, for informational purposes, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

REQUIRED VOTE

      The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors requires the affirmative vote of the holders of a majority of the Shares present and voting at the Annual Meeting in person or by proxy and constituting a majority of the required quorum.

RECOMMENDATION OF THE BOARD

      THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL YEAR 2004.

COMMON OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information, as of August 31, 2004, known to the Company regarding the beneficial ownership of the Company’s common stock that has been provided to the Company with respect to the beneficial ownership of shares of (1) each person known by the Company to be the beneficial owner of more than 5% of the Company’s common stock, (2) each of the Company’s directors, (3) each executive officer named in the Summary Compensation Table below (the “Named Executive Officers”), and (4) all directors and executive officers as a group. Except as otherwise noted, the address of each person listed in the table is c/o ESS Technology, Inc., 48401 Fremont Blvd., Fremont, CA 94538.

	Shares Beneficially Owned(1)
			Options Exercisable
	Number of	Percent of	on or Before
Name and Address	Shares	Common Stock	October 30, 2004(1)

Fred S.L. Chan, Chairman(2)	5,115,344	12.9%	586,667

Annie M.H. Chan(2)	5,115,344	12.9%	—

Barclays Global Investors, NA and affiliate(3)	2,944,450	7.5%
45 Fremont Street San Francisco, CA 94105

Robert L. Blair, President and CEO	572,297	1.4%	550,722

Patrick Ang, COO and Executive Vice President(4)	162,083	*	162,083

James B. Boyd, CFO, Senior Vice President and Assistant Secretary	153,406	*	151,667

Dominic Ng, Director	56,354	*	56,354
c/o East West BanCorp 415 Huntington Drive San Marino, CA 91108

David S. Lee, Director	53,230	*	53,230
c/o eOn Communications Corporation 105 Cochrane Circle Morgan Hill, CA 95037

Peter T. Mok, Director	28,126	*	28,126
c/o KLM Capital Management, Inc. 10 Almaden Blvd., Suite 988 San Jose, CA 95113

Alfred J. Stein	20,417	*	20,417

Gary L. Fischer(5)	417	*	417
c/o Integrated Silicon Solution, Inc. 2231 Lawson Lane Santa Clara, California, 95054

All executive officers and directors as a group(6)	6,161,674	15.6%	1,609,683

*	Less than one percent of the outstanding shares of the Company’s common stock.

(1)	Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable and except as indicated in the other footnotes to this table. As of August 31, 2004, 39,547,589 shares of the Company’s common stock were issued and outstanding. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days after August 31, 2004 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)	This amount includes 0 outstanding share held by directly Fred S.L. Chan and options exercisable within 60 days of August 31, 2004 held by Mr. Chan to purchase 586,667 shares of the Company’s common stock. This amount also includes 3,248,677 shares held by the Annie M.H. Chan Living Trust and

1,000,000 shares held by Annie M.H. Chan, which are subject to forward sales contracts as to which Ms. Chan has voting, but not dispositive, power. David Y.W. Chan, Edward Y.C. Chan and Michael Y.J. Chan are sons of Fred S.L. Chan and Annie M.H. Chan. This amount includes 280,000 shares held by a trust for the benefit of Michael Y.J. Chan. This amount does not include shares held in trust for the benefit of Edward Y.C. Chan and shares held in trust for the benefit of David Y.W. Chan, adult children who do not reside with the Chans.

(3)	The Schedule 13G filed by Barclays Global Investors, NA with the SEC on February 17, 2004 indicates that Barclays Global Investors, NA, Barclays Global Fund Advisors, Barclays Bank PLC and Barclays Capital Securities Limited collectively have sole power to direct the voting and disposition of 2,944,450 shares. The shares reported are held in trust accounts for the economic benefit of the beneficiaries of those accounts.

(4)	Mr. Ang resigned as COO and Executive Vice President effective October 4, 2004 for reasons unrelated to the Company’s business.

(5)	As a member of the Audit Committee, Mr. Fischer is entitled to receive a pro rated grant based on the number of months he serves prior to receiving his first annual Audit Committee grant of 5,000 shares at the Annual Meeting. For his services on the Audit Committee in August 2004, Mr. Fischer has received an option for 417 shares. Mr. Fischer will receive additional pro rata option grants for his services as an Audit Committee member prior to the Annual Meeting.

(6)	Includes 280,000 shares held by entities affiliated with a certain director as described in Note (2).

EXECUTIVE COMPENSATION

      The following table shows the compensation earned by (1) the individual who served as the Company’s Chief Executive Officer during the fiscal year ended December 31, 2003, (2) each of the other most highly compensated individuals who served as an executive officer of the Company during the fiscal year ended December 31, 2003, and (3) the compensation received by each such individual for the Company’s two preceding fiscal years, where applicable.

Summary Compensation Table

						Long Term
		Annual Compensation				Compensation

						Securities
					Other Annual	Underlying
Name and Principal Position	Fiscal Year	Salary	Bonus		Compensation(1)	Options(#)

Fred S.L. Chan	2003	$328,000	$662,000		$64	—
Chairman of the Board of Directors	2002	213,830	—		1,032	140,000
	2001	248,000	260,000		966	590,000

Robert L. Blair	2003	328,000	150,000		64	400,000
President and CEO	2002	328,756	—		828	160,000
	2001	260,000	260,000		966	168,000

Patrick Ang	2003	200,000	60,000	(2)	15	40,000
COO and Executive Vice President	2002	200,000	—		360	30,000
	2001	9,103	—		35	200,000

James B. Boyd	2003	198,333	110,000	(2)	34	40,000
CFO, Senior Vice President and	2002	184,583	—		820	30,000
Assistant Secretary	2001	170,000	51,000		522	190,000

(1)	Includes dollar value of premiums paid by the Company under the Company’s group term life insurance policy and accidental death and dismemberment policy on behalf of the Named Executive Officers.

(2)	Includes $60,000 of additional bonus payments earned in fiscal 2003 approved by the Compensation Committee on April 24, 2004.

Stock Option Grants In Last Fiscal Year

      The following table provides certain information with respect to stock options granted to the Named Executive Officers in the last fiscal year. In addition, as required by SEC rules, the table sets forth the hypothetical gains that would exist for the options based on assumed rates of annual compound stock price appreciation during the option term.

	Individual Grants(1)
					Potential Realizable Value at
	Number of	Percent of Total			Assumed Annual Rates of
	Securities	Options/SARs			Stock Price Appreciation for
	Underlying	Granted to	Exercise of		Option Term(2)
	Options/SARs	Employees in	Base Price	Expiration
Name	Granted(#)	Fiscal Year(%)(3)	($/SH)(4)	Date	5%($)	10%($)

Fred S.L. Chan	—	—	—	—	—	—

Robert L. Blair(5)	375,590	15%	$9.78	2013	$2,310,100	$5,854,247

Robert L. Blair(6)	24,410	1	9.78	2013	150,136	380,474

Patrick Ang(7)	40,000	2	7.62	2013	191,687	485,773

James B. Boyd(8)	40,000	2	7.62	2013	191,687	485,773

(1)	No stock appreciation rights were granted to the Named Executive Officers in the last fiscal year.

(2)	The potential realizable value illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share for the date of grant to the end of the option term. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the common stock and the timing of option exercises, as well as the optionees’ continued employment throughout the vesting period. There can be no assurance that the amounts reflected in this table will be achieved. Potential realizable value is not calculated for options that were canceled during the fiscal year ended 2003.

(3)	The Company granted stock options representing 2,494,600 shares to employees in the last fiscal year.

(4)	The exercise price may be paid in cash, in shares of common stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares, to the extent permissible under applicable law.

(5)	93,897 shares shall vest on July 8, 2004; 1/48th of 375,590 shares shall vest monthly on the 8th day of each month commencing on August 8, 2004 through July 8, 2007.

(6)	6,103 shares shall vest on July 8, 2004; 1/48th of the 24,410 shares shall vest monthly on the 8th day of each month commencing on August 8, 2004 through July 8, 2007.

(7)	1/48th of the 40,000 shares shall vest monthly on the 23rd day of each month commencing on June 23, 2004 through May 23, 2008.

(8)	1/48th of the 40,000 shares shall vest monthly on the 23rd day of each month commencing on June 23, 2004 through May 23, 2008.

Aggregate Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values

      The following table sets forth certain information concerning the exercise of options by each of the Named Executive Officers during fiscal year 2003, including the aggregate amount of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2003. Also reported are values of “in-the-money” options that represent the positive spread between the respective exercise prices of outstanding stock options and $17.03 per share, which was the closing price of the Company’s common stock as reported on the Nasdaq National Market on December 31, 2003.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at Fiscal		In-the-Money Options at
	Shares		Year-End(#)		Fiscal Year-End(2)
	Acquired on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Fred S.L. Chan	—	—	453,333	276,667	$5,363,297	$2,349,277

Robert L. Blair	—	—	331,723	670,999	2,667,173	4,497,175

Patrick Ang	—	—	108,333	161,667	739,914	1,092,786

James B. Boyd	—	—	122,500	117,500	1,488,987	1,044,063

(1)	“Value Realized” represents the fair market value of the shares of common stock underlying the option on the date of exercise less the aggregate exercise price of the option.

(2)	These values, unlike the amounts set forth in the column entitled “Value Realized,” have not been, and may never be, realized and are based on the positive spread between the respective exercise prices of outstanding options and the closing price of the Company’s common stock on December 31, 2003, the last day of trading for the fiscal year 2003.

Equity Compensation Plan Information

      The following table summarizes information with respect to options under ESS’ equity compensation plans at December 31, 2003:

Equity Compensation Plan Information(1)

	Number of Securities
	to be Issued Upon	Weighted-Average	Number of Securities Remaining
	Exercise of	Exercise Price of	Available for Future Issuance
	Outstanding Options,	Outstanding Options,	Under Equity Compensation
	Warrants and Rights	Warrants and Rights	Plans (excluding securities
Plan Category	(a)(2)	(b)	reflected in column (a)) (c)

Equity compensation plans approved by security holders	8,364,250	$9.58	3,256,646	(3)(4)
Equity compensation plans not approved by security holders	201,850	9.62	1,795,900

Total	8,566,100	9.58	5,052,546

(1)	Includes only options outstanding under ESS’ stock option plans, as no stock warrants or rights were outstanding as of December 31, 2003.

(2)	In addition, 26,146 outstanding options assumed in connection with the acquisition of Platform Technologies, Inc. These assumed options have a weighted average exercise price of $0.03 per share. No additional options may be granted under the Platform Technologies plan.

(3)	A maximum of 2,379 of such shares are available for issuance pursuant to future restricted stock awards under the 1995 Equity Incentive Plan.

(4)	Includes 611,733 shares of common stock reserved for future issuance under the 1995 Employee Stock Purchase Plan.

      As of August 31, 2004, ESS has 9,476,916 shares of options outstanding under all of its stock option plans with a weighted average term of 6.57 years and weighted average exercise price of $10.1864. As of August 31, 2004, ESS has 3,253,665 shares available for future grant under all of its active equity plans other than the 1995 Employee Stock Purchase Plan, of which 113,297 are available for awards of restricted stock and stock bonuses. ESS currently has the following active equity plans (not including the 1995 Employee Stock Purchase Plan):

      The 1995 Equity Incentive Plan (the “1995 Plan”) provides for the grant of stock options and stock bonuses and the issuance of restricted stock to our employees, directors and others. Under the 1995 Plan, options granted generally vest 25% at the end of the first year, after the anniversary date of the date of grant, and ratably thereafter over the remaining vesting period. As of August 31, 2004, ESS had 113,297 shares available for grant under the 1995 Plan.

      The 1995 Directors Stock Option Plan (the “Directors Plan”) allows for granting of stock options to non-employee members of the Board of Directors of the Company. As of August 31, 2004, ESS had 366,250 shares available for grant under the Directors Plan.

      The 1997 Equity Incentive Plan (the “1997 Incentive Plan”) provides for the grant of incentive stock options and nonstatutory stock options. The vesting schedule of the 1997 Incentive Plan is generally similar to those of the 1995 Plan outlined above. As of August 31, 2004, ESS had 1,558,331 shares available for grant under the 1997 Plan.

      In May 2002, ESS adopted the 2002 Non-Executive Stock Option Plan (the “2002 Plan”), which has not been approved by shareholders, and reserved a total of 2,000,000 shares of the Company’s common stock for issuance thereunder. The 2002 Plan allows for granting of stock options to ESS’ non-executive employees and consultants, and options granted under the 2002 Plan are non-statutory stock options. Under the 2002 Plan, options granted generally vest 25% at the end of the first year, after the anniversary date of the date of grant, and ratably thereafter over the remaining vesting period. As of August 31, 2004, ESS had 1,215,787 shares available for grant under the 2002 Plan.

REPORT OF THE AUDIT COMMITTEE

      During fiscal year 2003, the Audit Committee of the Board reviewed the quality and integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of its independent auditors, the performance of its internal audit function and independent auditors and significant financial matters. Each of the Audit Committee members satisfies the definition of independent director in accordance with Section 4200(a) of the NASD rules. In addition, the Board of Directors has determined that Dominic Ng is the audit committee financial expert as defined by SEC rules. The Audit Committee met six times during fiscal year 2003.

      In 2000, the Board of Directors adopted a written charter for the Audit Committee under which the Audit Committee performs its functions and responsibilities. This charter was amended and restated on October 19, 2002, on April 26, 2003 and again on January 31, 2004 in light of the Sarbanes-Oxley Act of 2002 and new SEC and NASD rules. The Audit Committee reviews and reassesses the adequacy of this charter at least once per year and makes recommendations to the Board regarding changes or amendments the Audit Committee deems appropriate.

      The Audit Committee has reviewed and discussed the Company’s audited financial statements, together and separately, with the independent auditors and with management, which has primary responsibility for the financial statements. The Audit Committee has also reviewed the interim financial information contained in each quarterly earnings announcement with management and the Company’s independent auditors prior to the public release of such earnings announcement.

      The Audit Committee has discussed with the Company’s independent auditors the adequacy of the Company’s internal control system, financial reporting procedures and other matters that are required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees). The Company’s independent auditors have provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has discussed with the independent auditors the auditors’ independence.

      The Audit Committee has reviewed the general scope of the Company’s annual audit and fees charged by the independent auditors, has reviewed and approved the fees for and monitored the performance of non-audit services by the Company’s independent auditors and has reviewed the fairness of any proposed transactions between any officer, director or other affiliate of the Company and the Company. The Audit Committee

concluded that PricewaterhouseCoopers LLP’s provision of non-audit services to the Company is compatible with PricewaterhouseCoopers LLP’s independence.

      Based on its reviews of the Company’s 2003 audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s 2003 audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and appointed PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal year 2004.

AUDIT COMMITTEE

Dominic Ng, Chairman

David S. Lee
Peter T. Mok
Alfred J. Stein

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

General

      The Compensation Committee, consisting entirely of independent directors as defined by Nasdaq rules, acts on behalf of the Board to establish the general compensation policy of the Company for all employees of the Company. The Compensation Committee administers the Company’s incentive and equity plans, including the 1995 Equity Incentive Plan, the 1995 Employee Stock Purchase Plan, the 1997 Equity Incentive Plan and the 2002 Non-Executive Stock Option Plan. The Compensation Committee also reviews compensation for the executive officers of the Company, including its Chairman, CEO and other executive officers named in the Summary Compensation Table (the “Named Executive Officers”).

      It is the Compensation Committee’s philosophy to link the Named Executive Officers’ compensation to corporate performance. Thus, under the Company’s compensation policy, a designated portion of the Named Executive Officers’ total compensation is tied to the Company’s performance objectives and individual objectives set forth at the beginning of the Company’s fiscal year. The base salary, target bonuses, target total cash compensation and stock option grants of the Named Executive Officers are determined in part by the Compensation Committee reviewing data on prevailing compensation practices of comparable technology companies with whom the Company competes for executive talent, and evaluating such information in connection with the Company’s corporate goals. The Named Executive Officers’ performance is measured against objectives established for the Named Executive Officers, as determined by the Compensation Committee in its discretion.

      In addition to their base salary, the Company’s Named Executive Officers are eligible to receive cash bonuses and to participate in the 1995 Equity Incentive Plan, the 1995 Employee Stock Purchase Plan and the 1997 Equity Incentive Plan. Long-term equity incentives for the Named Executive Officers are achieved through the granting of stock options under the 1995 Equity Incentive Plan and the 1997 Equity Incentive Plan. Stock options have value for the Named Executive Officers only if the price of the Company’s stock increases above the fair market value on the date of grant and the Named Executive Officers remain in the Company’s employ for the period required for the shares to vest.

Compensation of Executive Officers

      During the fiscal year that ended on December 31, 2003, the Company’s executive compensation program was comprised of the following key components: base salary, annual bonus and equity-based incentive compensation.

      Base Salary. Base salaries for the Company’s executive officers other than the CEO are based upon recommendations by the CEO, taking into account such factors as salary norms in comparable companies, a subjective assessment of the nature of the position and the contribution and experience of the executive officer.

      Annual Bonus. The Company’s cash bonus program seeks to motivate executive officers to work effectively to achieve the Company’s financial performance objectives and to reward them when such objectives are met.

      Equity-Based Incentive Compensation. Stock options are an important component of the total compensation of executive officers. The Company believes that stock options align the interests of each executive with those of the shareholders. They also provide executive officers a significant, long-term interest in the Company’s success and help retain key executive officers in a competitive market for executive talent. The Company’s 1995 Equity Incentive Plan and 1997 Equity Incentive Plan authorize the Compensation Committee to grant stock options to executive officers. The number of shares owned by, or subject to options held by, each executive officer is periodically reviewed and additional awards are considered based upon past performance of the executive and the relative holdings of other executive officers in the Company. The option grants generally utilize four-year vesting periods to encourage executive officers to continue contributing to the Company, and they expire not later than ten years from the date of grant.

Compensation of the Chief Executive Officer

      The Company’s compensation plan for the CEO includes the same elements and performance measures as the plans of the Company’s other executive officers, except the CEO does not make recommendations to the Compensation Committee regarding his own base salary. The Compensation Committee evaluates the performance of the Company’s CEO, sets his base compensation and determines bonuses and awards stock or option grants, if any. Mr. Blair’s base salary for fiscal year 2003 was $328,000 compared to $328,756 for fiscal year 2002. Mr. Blair’s bonus for fiscal year 2003 was $150,000 compared to $0 for fiscal year 2002.

Deductibility of Executive Compensation

      The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code of 1986, as amended, which disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and the four other most highly compensated executive officers, unless such compensation meets the requirements for the “performance-based” exception to the general rule. The 1995 Equity Incentive Plan, the 1997 Equity Incentive Plan, and, if approved by the shareholders at the Annual Meeting, the 2004 Management Incentive Plan, permit the Company to pay compensation that is “performance-based” and thus is fully deductible by the Company under Section 162(m). It is the Compensation Committee’s policy to qualify, to the extent reasonable, the executive officers’ compensation for deductibility under applicable tax law.

COMPENSATION COMMITTEE

David S. Lee, Chairman

Peter T. Mok

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee of the Board of Directors currently consists of David Lee and Peter Mok. No member of the Compensation Committee or executive officers of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

PERFORMANCE GRAPH

      The following graph shows a comparison of the five-year cumulative total return for the Company’s common stock, Nasdaq Stock Market (US) Index and RDG Technology Composite Index (a published industry index). The graph assumes the investment of $100 in the Company’s common stock and in each of the indexes on December 31, 1998, and reinvestment of all dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

ESS TECHNOLOGY, INC.

STOCK PRICE PERFORMANCE

December 31, 1998 – December 31, 2003

DATE	12/98	3/99	6/99	9/99	12/99	3/00	6/00	9/00	12/00	3/01	6/01	9/01	12/01	3/02	6/02	9/02	12/02	3/03	6/03	9/03	12/03

ESS TECHNOLOGY, INC.
Investment Value	100.00	103.12	268.75	265.00	443.76	350.00	290.00	286.26	102.50	115.00	212.00	204.40	425.20	414.80	350.80	123.00	125.80	119.20	195.00	215.60	340.60

NASDAQ STOCK MARKET (U.S.)
Investment Value	100.00	112.52	123.11	129.54	192.96	228.23	200.45	188.13	128.98	86.78	83.55	76.16	67.61	68.17	71.20	66.62	62.17	56.07	69.52	78.81	87.61

RDG TECHNOLOGY COMPOSITE
Investment Value	100.00	108.36	120.59	124.18	157.96	174.10	163.58	150.64	117.38	100.99	110.01	86.33	104.39	100.18	83.24	67.75	76.77	76.06	88.09	95.24	104.01

INCORPORATION BY REFERENCE

      The Report of the Audit Committee (including reference to the independence of the Audit Committee members), the Report of the Compensation Committee, and the Performance Graph above are not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates such information by reference.

CERTAIN BUSINESS RELATIONSHIPS

      Fred S.L. Chan, the Company’s Chairman of the Board, beneficially owns approximately 39% of the outstanding shares of Vialta, the former majority-owned subsidiary of the Company. Mr. Chan currently serves as Vialta’s Chairman of the Board of Directors. Each company pays Mr. Chan a base salary separately.

      Under existing relationships between ESS and Vialta, for the sale of certain ESS products, the rental of certain ESS real estate properties, and the provision of certain services, ESS charged Vialta a total of $1.7 million, net of miscellaneous charges from Vialta, in fiscal year 2003.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

      The Company has entered into indemnification agreements with the Company’s directors and certain officers for the indemnification of and advancement of expenses to these persons to the fullest extent permitted by law. The Company also intends to enter into these agreements with the Company’s future directors and certain future officers.

      Pursuant to the Company’s articles of incorporation, bylaws and the Company’s indemnification agreements with its officers and directors, the Company is obligated to indemnify and advance expenses of its officers and directors under certain circumstances to the fullest extent permitted by California law. After the Company revised its revenues and earnings guidance for the third quarter of 2002 on September 12, 2002, several holders of its common stock, purporting to represent the corporation, brought derivative suits against the Company as a nominal defendant and certain of the Company’s officers and directors. These actions have been consolidated and are proceeding as a single action entitled “ESS Cases.” In connection with the ESS Cases, during fiscal 2003, the Company paid an aggregate of $529,059 for joint expenses, as to which there has been no allocation of expenses among defendants.

      Except as set forth above, in fiscal year 2003, the Company has not been a party to any transaction exceeding $60,000 in value with any of the Company’s directors, nominees for election as a director, executive officers, holders of more than 5% of the Company’s common stock or any member of the immediate family of any such persons, other than normal compensation arrangements that are described under the “Executive Compensation” section of this Proxy Statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16 of the Exchange Act requires the Company’s directors and officers, and persons who own more than 10% of the Company’s common stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

      Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements for the year ended December 31, 2003 were satisfied on a timely basis, except that Patrick Ang and James B. Boyd each inadvertently filed a late Form 4 in June 2003, reporting a stock option grant received in May 2003.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

      Shareholders may submit proposals to be included in the Company’s proxy materials on matters appropriate for shareholder action at subsequent annual meetings of the Company. For inclusion in the Company’s proxy materials, a shareholder proposal must be received by the Company no later than 120 days prior to the anniversary of the mailing of the prior year’s proxy statement, consistent with Rule 14a-8 promulgated under the Exchange Act. If a shareholder wishes to present a proposal at the Company’s annual meeting and the proposal is not intended to be included in the Company’s proxy materials, the shareholder must submit such proposals in writing to the Company not later than 45 days prior to the first anniversary of the mailing of the prior year’s proxy statement, consistent with Rule 14a-4 under the Exchange Act.

      The date of this year’s Annual Meeting was changed more than 30 days from the 2003 annual meeting of shareholders, and the Company currently anticipates holding the 2005 annual meeting of shareholders on or about May 31, 2005. In order for the Company to receive notice by the shareholder a reasonable time before it mails its proxy materials, any shareholder who intends to present a proposal to be included in the proxy materials for the annual meeting in 2005 must deliver a written copy of the proposal to the Company’s principal executive offices no later than the close of business on January 3, 2005. For submission of shareholder proposals for discretionary voting (not intended to be included in the Company’s proxy materials), a shareholder must give notice of such a proposal no later than the close of business on March 14, 2005 (“Discretionary Vote Deadline”). If a shareholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company’s proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder proposal when and if the proposal is raised at the Company’s 2005 annual meeting of shareholders.

OTHER BUSINESS

      The Board does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors

JAMES B. BOYD
Chief Financial Officer, Senior Vice President
and Assistant Secretary

Fremont, California

October 12, 2004

IMPORTANT

      Whether or not you plan to attend the Annual Meeting, please vote as promptly as possible. If a quorum is not reached, the company will have the added expense of re-issuing these proxy materials. If you attend the Annual Meeting and so desire, you may withdraw your proxy and vote in person.

Thank you for acting promptly.

Appendix A

ESS TECHNOLOGY, INC.

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
(Amended and Restated as of January 31, 2004)

Purpose and Powers

      The purpose and powers of the Audit Committee established by this charter will be to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of ESS Technology, Inc., a California corporation (the “Company”); to provide to the Board of Directors (the “Board”) the results of its examinations and recommendations derived therefrom; to outline to the Board improvements made, or to be made, in internal accounting controls; to appoint, compensate and oversee the Company’s independent accountants; to oversee the finance function of the Company (which will include, among other matters, the Company’s investment activities); to engage and compensate independent counsel and other advisors as it deems necessary to carry out its duties; to the extent permitted under applicable laws, rules and regulations, and the Company’s bylaws and Articles of Incorporation, to delegate to one or more members of the Audit Committee the authority to grant pre-approvals of audit services and non-audit services; and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention.

      The Audit Committee will undertake those specific duties and responsibilities listed below, and such other duties as the Board from time to time may prescribe.

Charter Review

      The Audit Committee will review and reassess the adequacy of this charter at least once per year and make recommendations to the Board regarding changes or amendments the Committee deems appropriate. This review is initially intended to be conducted at the first regular Audit Committee meeting following the Company’s Annual Meeting of Shareholders, but may be conducted at any time the Audit Committee desires to do so. Additionally, to the extent and in the manner that the Company is legally required to do so by the rules of the Securities and Exchange Commission (the “SEC”), this charter (as then constituted) shall be publicly filed.

Membership

      The Audit Committee shall consist of at least three members of the Board. Such members will be elected and serve at the pleasure of the Board. The members of the Audit Committee will not be employees of the Company. Each member of the Audit Committee and the Audit Committee as a whole shall meet the independence standards and have the financial expertise as required by the Rules of the National Association of Securities Dealers, Inc., the Securities Exchange Act of 1934 and the rules promulgated thereunder (collectively, the “Exchange Act”), the Sarbanes-Oxley Act of 2002 and all other applicable rules and regulations, as in effect from time to time. At least one member of the Audit Committee shall qualify as an “Audit Committee Financial Expert” in accordance with the Exchange Act and any other applicable laws, rules or regulations.

Meetings

      The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the independent accountants of the Company at least once quarterly, including upon the completion of the annual audit, outside the presence of management, and at such other times as it deems appropriate to review the independent accountants’ examination and management report.

Responsibilities

      To fulfill its responsibilities and duties, the Audit Committee shall:

1. Appoint the independent accountants and approve the compensation of and oversee the independent accountants.

2. Engage outside counsel and other advisors to advise the Audit Committee, and approve the compensation of and directly oversee such outside counsel and other advisors.

3. Review the plan for and the scope of the audit and related services at least annually.

4. Confirm that the proposed audit engagement team for the independent public accountants complies with the applicable accountant rotation rules.

5. Pre-approve all audit services and permitted non-audit services to be provided by the independent accountants as required by the Exchange Act.

6. Inquire of Finance management of the Company and the independent accountants about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

7. Review with Finance management any significant changes to GAAP, SEC and other accounting policies or standards that will impact or could impact the financial reports under review.

8. Review with Finance management and the independent accountants at the completion of the annual audit:

a. The Company’s annual financial statements and related footnotes;

b. The independent accountant’s audit of the financial statements;

c. Any significant changes required in the independent accountant’s audit plan;

d. Any serious difficulties or disputes with management encountered during the course of the audit; and

e. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

9. Ensure the receipt of, and review, a report from the independent accountant required by Section 10A of the Exchange Act.

10. Ensure the receipt of, and review, a written statement from the Company’s independent accountants delineating all relationships between the accountants and the Company, consistent with Independence Standards Board Standard 1.

11. Review with the Company’s independent accountants any disclosed relationship or service that may impact the objectivity and independence of the accountant.

12. Take, or recommend that the Board take, appropriate action to oversee the independence of the outside accountants.

13. Review with Finance management and the independent accountants at least annually the Company’s application of critical accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles, and (where appropriate) the Company’s provisions for future occurrences which may have a material impact on the financial statements of the Company.

14. Consider and approve, if appropriate, significant changes to the Company’s accounting principles and financial disclosure practices as suggested by the independent accountants and Finance management. Review with the independent accountants and Finance management, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.

15. Review and discuss with Finance management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

16. Oversee the adequacy of the Company’s system of internal accounting controls. Obtain from the independent accountants management letters or summaries on such internal accounting controls. Review any related significant findings and recommendations of the independent accountants together with management’s responses thereto.

17. Oversee the effectiveness of the internal audit function and obtain from the officers that certify the Company’s financial reports an assessment of the internal controls, a report of any fraud in connection with the preparation of reports and any other reports required by applicable laws, rules or regulations.

18. Oversee the Company’s compliance with the Foreign Corrupt Practices Act.

19. Oversee the Company’s compliance with SEC requirements for disclosure of accountant’s services and Audit Committee members and activities.

20. Oversee the Company’s finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company’s assets.

21. Review and approve all related party transactions other than compensation transactions.

22. Review the periodic reports of the Company with Finance management and the independent accountants prior to filing of the reports with the SEC.

23. In connection with each periodic report of the Company, review:

a. Management’s disclosure to the Committee under Section 302 of the Sarbanes-Oxley Act;

b. The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Act.

24. Periodically discuss with the independent accountants, without Management being present, (i) their judgments about the quality, appropriateness, and acceptability of the Company’s accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company’s financial statements.

25. Review and discuss with Finance management the Company’s earnings press releases (including the use of “pro forma” or “adjusted” non-GAAP information) as well as financial information and earnings guidance provided to analysts.

26. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

27. Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it or that are required by applicable laws, rules and regulations.

      Finally, the Audit Committee shall ensure that the Company’s independent accountants understand both (i) their ultimate accountability to the Board and the Audit Committee, as representatives of the Company’s shareholders and (ii) the Board’s and the Audit Committee’s ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent accountants (or to nominate the outside accountant to be proposed for shareholder approval in any proxy statement).

Reports

      The Audit Committee will to the extent deemed appropriate record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board. To the extent required, the Audit Committee will also prepare and sign a Report of the Audit Committee for inclusion in the Company’s proxy statement for its Annual Meeting of Shareholders.

Appendix B

ESS TECHNOLOGY, INC.

1995 DIRECTORS STOCK OPTION PLAN
(amended and restated as of July 24, 2004)

      1. Purpose. This 1995 Directors Stock Option Plan (this “Plan”) is established to provide equity incentives for nonemployee members of the Board of Directors (the “Board”) of ESS Technology, Inc. (the “Company”), who are described in Section 5.1 below, by granting such persons options to purchase shares of stock of the Company (“Options”).

      2. Types of Options and Shares. Options granted under this Plan shall be nonqualified stock options (“NQSOs”). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the “Shares”) are shares of the Common Stock of the Company.

      3. Number of Shares. The maximum number of Shares that may be issued pursuant to Options granted under this Plan (the “Maximum Number”) is 1,000,000 Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options granted under this Plan; provided, however, that if the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan equals or exceeds the Maximum Number of Shares, then notwithstanding anything herein to the contrary, no further Options may be granted under this Plan until the Maximum Number is increased or the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan is less than the Maximum Number.

      4. Administration. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the “Committee”). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no Committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

      5. Eligibility and Award Formula.

      5.1     Eligibility. Options may be granted only to directors of the Company who are not employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 16 below.

      5.2     Initial Grant. Each person (an “Optionee”) who first becomes a member of the Board as a non-employee director will automatically be granted an Option for 40,000 Shares (the “Initial Grant”). Initial Grants shall be made on the date such Optionee first becomes a member of the Board.

      5.3 Succeeding Grants. On the date of each annual meeting of the Company’s shareholders immediately following which an Optionee shall continue as a non-employee member of the Board, each Optionee who is a non-employee member of the Board and has continuously served as a non-employee director of the Company for at least six months will be automatically granted an Option to purchase 10,000 Shares (the “Succeeding Grant”).

      6. Terms and Conditions of Options. Subject to the following and to Section 5 above:

      6.1 Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant (“Grant”) in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

      6.2 Vesting. Options granted under this Plan shall be exercisable as they vest. The date an Optionee receives an Initial Grant or a Succeeding Grant is referred to in this Plan as the “Grant Date” for such Option.

(a) Initial Grants. Each Option that is an Initial Grant will vest as to twenty-five percent (25%) of the Shares on the first anniversary of the Grant Date for such Initial Grant and thereafter an additional 1/48th of the Shares shall vest on the same day each month as the Grant Date of the Initial Grant, so long as the Optionee continuously remains a director of the Company.

(b) Succeeding Grants. Each Succeeding Grant will vest as to 1/48th of the Shares monthly on the same day each month as the Grant Date of the Succeeding Grant beginning with the first month following the Grant Date of the Succeeding Grant, so long as the Optionee continuously remains a director of the Company.

      6.3 Exercise Price. The exercise price of an Option shall be the Fair Market Value (as defined in Section 16.4) of the Shares, at the time that the Option is granted.

      6.4 Termination of Option. Except as provided below in this Section, each Option shall expire ten (10) years after its Grant Date (the “Expiration Date”). The Option shall cease to vest if the Optionee ceases to be a member of the Board. The date on which the Optionee ceases to be a member of the Board shall be referred to as the “Termination Date”. An Option may be exercised after the Termination Date only as set forth below:

(a) Termination Generally. If the Optionee ceases to be a member of the Board for any reason except death or disability, then each Option then held by such Optionee, to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee within seven (7) months after the Termination Date, but in no event later than the Expiration Date.

(b) Death or Disability. If the Optionee ceases to be a member of the Board because of the death of the Optionee or the disability of the Optionee within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), then each Option then held by such Optionee, to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee (or the Optionee’s legal representative) within twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

      7. Exercise of Options.

      7.1 Notice. Options may be exercised only by delivery to the Company of an exercise agreement in a form approved by the Committee stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

      7.2 Payment. Payment for the Shares purchased upon exercise of an Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by the Optionee for more than six (6) months (and which have been paid for within the meaning of Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”)) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) by waiver of compensation due or accrued to the Optionee for services rendered; (d) provided that a public market for the Company’s stock exists, through a “same day sale” commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company’s stock exists, through a “margin” commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

      7.3 Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

      7.4 Limitations on Exercise. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

(a) An Option shall not be exercisable until such time as this Plan (or, in the case of Options granted pursuant to an amendment increasing the number of shares that may be issued pursuant to this Plan, such amendment) has been approved by the stockholders of the Company in accordance with Section 14 hereof.

(b) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act and all applicable state securities laws, as they are in effect on the date of exercise.

(c) The Committee may specify a reasonable minimum number of Shares that may be purchased upon any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

      8. Nontransferability of Options. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or by the Optionee’s guardian or legal representative, unless otherwise permitted by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

      9. Privileges of Stock Ownership. No Optionee shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company, at such time after the close of each fiscal year of the Company as they are released by the Company to its stockholders.

      10. Adjustment of Option Shares. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such outstanding Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that no fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be rounded down to the nearest whole Share.

      11. No Obligation to Continue as Director. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue as a director of the Company.

      12. Compliance With Laws. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the Securities Exchange Commission or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

      13. Acceleration of Options. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed or replaced by the successor corporation, which assumption will be binding on all Optionees), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) any other transaction which qualifies as a “corporate transaction” under Section 424 of the Code wherein the stockholders of the Company give up all of their equity interests in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), the vesting of all options granted pursuant to this Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and if such options are not exercised prior to the consummation of the corporate transaction, they shall terminate in accordance with the provisions of this Plan.

      14. Amendment or Termination of Plan. The Committee may at any time terminate or amend this Plan (but may not terminate or amend the terms of any outstanding option without the consent of the Optionee); provided, however, that the Committee shall not, without the approval of the stockholders of the Company, increase the total number of Shares available under this Plan (except by operation of the provisions of Sections 3 and 10 above) or change the class of persons eligible to receive Options. Further, the provisions in Sections 5 and 6 of this Plan shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

      15. Term of Plan. Unless terminated earlier pursuant to Section 14 above, the Plan shall continue in effect until July 31, 2015.

      16. Certain Definitions. As used in this Plan, the following terms shall have the following meanings:

      16.1 “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      16.2 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      16.3 “Affiliate” means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

      16.4 “Fair Market Value” means, as of any date, the fair market value of the Common Stock, as determined by the Board in good faith on such basis as it deems appropriate and applied consistently with respect to Optionees. Whenever possible, the determination of Fair Market Value shall be based upon the closing price for the Shares as reported in the Wall Street Journal for the applicable date.

Appendix C

ESS TECHNOLOGY, INC.

2004 MANAGEMENT INCENTIVE PLAN
(As adopted March 30, 2004)

1.	Purpose

      The purpose of this Plan is to motivate and reward eligible employees for good performance by making a portion of their compensation dependent on the achievement of certain Performance Goals related to the performance of ESS Technology, Inc. (the “Company”) and/or its operating units, as the case may be. This Plan is designed to ensure that the cash bonus incentives paid hereunder to executive officers of the Company are deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder (the “Code”).

2.	Participants

      The participants in this Plan shall be employees of the Company, as determined by the Committee.

3.	Administration

      The Plan shall be administered by one or more committees (each a “Committee”). With respect to awards intended to constitute “qualified performance based compensation” under Code Section 162(m), the Committee shall consist solely of at least two outside directors of the Company that satisfy the requirements of Code Section 162(m). The Committee shall have the sole discretion and authority to administer and interpret this Plan in accordance with Code Section 162(m). Unless the Board of Directors (“Board”) provides otherwise, the Compensation Committee of the Board shall be the Committee.

4.	Amount of Bonus

      A participant’s bonus payment, if any, is based on (i) an individual target set by the Committee in writing with respect to the Performance Period and (ii) the Performance Goal or Goals for the Performance Period (increased or decreased, in each case in accordance with factors adopted by the Committee with respect to the Performance Period that relate to unusual items). However, no bonus in excess of $2,000,000 will be paid to any participant with respect to a Performance Period. The Committee may also reduce an individual’s maximum bonus calculated under the preceding formula in its sole discretion. This Plan’s Performance Goals may include: (i) earnings as a percentage of revenue; (ii) earnings before interest and taxes, (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings per share; (v) net income; (vi) operating cash flow; (vii) return on assets; (viii) return on equity; (ix) return on sales; (x) revenue; (xi) shareholder return (xii) market share, (xiii) expense management, (xiv) strategic plan management, development or implementation, (xv) new product introductions, (xvi) new orders, (xvii) inventory control, (xviii) customer satisfaction indicators, (xix) stock price, and/or (xx) design wins, each with respect to the Company and/or any operating unit(s) of the Company, as determined by the Committee in its sole discretion. With respect to awards not intended to constitute “qualified performance based compensation” with respect to a “covered employee” under Code Section 162(m), the Committee may also establish additional individual Performance Goals or take into account other factors. A “Performance Period” shall be with respect to a participant, any period not exceeding thirty-six (36) months, as determined by the Committee in its sole discretion. The Committee, in its sole discretion, may permit a participant to defer receipt of cash that would otherwise be delivered to the participant under this Plan. Any such deferral elections shall be subject to such rules and procedures as determined by the Committee in its sole discretion. The selection and adjustment of applicable Performance Goals, and the establishment of targets, shall occur in compliance with the rules of Code Section 162(m).

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5.	Payment of Bonus

      Subject to the Committee’s discretion, the payment of a bonus generally requires that the participant be on the Company’s payroll as of the date the bonus is to be paid. The Committee may make exceptions to this requirement in the case of retirement, death or disability, as determined by the Committee in its sole discretion. Bonus payments may be made in cash. No bonus shall be paid unless and until the Committee certifies in writing the extent to which the Performance Goal(s) applicable to a participant have been achieved or exceeded. The Committee may establish different Performance Periods for different participants, and the Committee may establish concurrent or overlapping Performance Periods.

6.	Effective Date, Amendment and Termination

      The Plan shall be effective upon its adoption. However, no amounts intended to be “qualified performance based compensation” under Code Section 162(m) shall be paid until the Company’s stockholders have approved the Plan. The Board of Directors and the Committee each reserve the right to amend or terminate this Plan at any time with respect to future services of participants. Plan amendments will require stockholder approval only to the extent required by applicable law.

7.	Legal Construction

      Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included. The granting of awards under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. This Plan and all awards shall be construed in accordance with and governed by the laws of the State of California, but without regard to its conflict of law provisions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of this Plan.

8.	Execution

      IN WITNESS WHEREOF, ESS Technology, Inc., by its duly authorized officer, has executed the Plan as of the date indicated below.

ESS TECHNOLOGY, INC.

By:	/s/ PETER COHN

Peter Cohn
Secretary

Dated: March 30, 2004

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
ESS TECHNOLOGY, INC.

2004 ANNUAL MEETING OF SHAREHOLDERS

     The undersigned shareholder of ESS Technology, Inc., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated October 12, 2004, and hereby appoints Robert L. Blair and James B. Boyd, and each of them, with full power to each of substitution, as proxies and attorneys-in-fact, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of ESS Technology, Inc. to be held on November 5, 2004 at 3:00 p.m. local time, at The Fremont Marriott, located at 46100 Landing Parkway, Fremont, CA 94538, and at any adjournments or postponements thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

     The Proxy will be voted as directed or, if no contrary direction is indicated, will be voted as follows: (1) “FOR” the election of directors in the manner described in the Proxy Statement, (2) “FOR” the approval of the amendment and restatement of the 1995 Directors Stock Option Plan to extend the termination date of such plan from 2005 to 2015 and to increase the number of shares of the Company’s common stock authorized for issuance to non-employee directors under such plan by 400,000, (3) “FOR” the approval of the material terms of the 2004 Management Incentive Plan under Section 162(m) of the Internal Revenue Code, and (4) “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company for the fiscal year ending December 31, 2004, and as the proxy holders deem advisable on other matters that may come before the Annual Meeting, as the case may be, with respect to the item not marked.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

FOLD AND DETACH HERE

Please mark votes as in this example ☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

1.	Election of Directors		FOR	WITHHELD
	Nominees:	Fred S.L. Chan, Robert L. Blair, Gary L. Fischer, David S. Lee, Peter T. Mok and Alfred J. Stein	☐	☐

3.	To approve the material terms of the 2004 Management Incentive Plan under Section 162(m) of the Internal Revenue Code.	FOR ☐	AGAINST ☐	ABSTAIN ☐

For all nominees except as noted above

2.	To approve the amendment and restatement of the 1995 Directors Stock Option Plan to extend the termination date of such plan from 2005 to 2015 and to increase the number of shares of the Company’s common stock authorized for issuance to non-employee directors under such plan by 400,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company for the fiscal year ending December 31, 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐

And, in their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting or any adjournment thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE ☐
AT LEFT

SIGNATURE(S)	DATE
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. Where shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership by authorized person.